UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2010 (April 29, 2010)
AMERICAN REPROGRAPHICS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 949-5100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2010, American Reprographics Company (the “Company”) issued a press release reporting its financial results for the first quarter of 2010. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of American Reprographics Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 29, 2010, the Company held its 2010 annual meeting of stockholders. A total of 45,664,999 shares of the Company’s common stock were entitled to vote as of March 10, 2010, which was the record date for the annual meeting. There were 42,620,148 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the 2010 annual meeting and the final voting results of each such proposal.
Proposal No. 1 — Election of Directors
The shareholders elected seven directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	37,998,245	613,243	4,008,660
Thomas J. Formolo	26,410,552	12,200,936	4,008,660
Dewitt Kerry McCluggage	26,444,829	12,166,659	4,008,660
James F. McNulty	38,280,161	331,327	4,008,660
Mark W. Mealy	38,336,313	275,175	4,008,660
Manuel Perez de la Mesa	26,444,951	12,166,537	4,008,660
Eriberto R. Scocimara	38,297,363	314,125	4,008,660
Proposal No. 2 — Ratification of the Appointment of Independent Auditors for Fiscal Year 2010
The Company’s stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010. The results of the vote were as follows:

For	Against	Abstain
42,455,780	158,705	5,663
Item 8.01. Other Events.
At the Company’s annual meeting of stockholders held on April 29, 2010, Kumarakulasingam Suriyakumar, the Company’s Chairman of the Board, Chief Executive Officer and President, made certain remarks to those present. A copy of the remarks made by Mr. Suriyakumar during the annual meeting is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated May 4, 2010
99.2	Remarks made by the Company’s Chairman of the Board, Chief Executive Officer and President at the 2010 annual meeting of stockholders held on April 29, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REPROGRAPHICS COMPANY
Dated: May 4, 2010	By:	/s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated May 4, 2010
99.2	Remarks made by the Company’s Chairman of the Board, Chief Executive Officer and President at the 2010 annual meeting of stockholders held on April 29, 2010